EXHIBIT 99.1

News Release

National Penn Bancshares, Inc.
Reports Third Quarter Financial Results

Successfully Raises $153 Million in Additional Capital During Quarter
Plan to Dispose of CDO Portfolio
Increased Loan Reserve Levels and Coverage Ratios
Board Declares One Cent Per Common Share Cash Dividend

Media Contact:	Catharine S. Bower, Corporate Communications
(610) 369-6618 or catharine.bower@nationalpenn.com

Investor Contact:	Michelle H. Debkowski, Investor Relations
(610) 369-6461 or michelle.debkowski@nationalpenn.com

BOYERTOWN, Pa., October 29, 2009 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported a net loss of $65.2 million for the third quarter 2009.  This loss, after payment of dividends on preferred stock issued to the U.S. Treasury under its Capital Purchase Program, represents a loss of $0.65 per diluted common share.  For the first nine months of 2009, National Penn’s net loss attributable to common shareholders, after dividends on the preferred stock issued to the U.S. Treasury, amounted to $73.1 million, or a loss of $0.81 per diluted common share.

National Penn’s management has decided to dispose of its collateralized debt obligation portfolio.  This action has resulted in a charge to earnings in the amount of $84.7 million pre-tax, or $55.0 million after tax, in the third quarter, which is the largest contributing factor to National Penn’s net loss for the quarter and year-to-date in 2009.  Capital levels, as a result of this action, have been reduced by $18.0 million due to the previous fair value charges already reflected in capital.  Upon the sale of a portion of these securities, National Penn expects to receive a cash refund of previously paid taxes, approximately $27.0 million.

Glenn E. Moyer, President and CEO, stated, “In addition to the difficult regional economic and operating environment, third quarter results were affected by a number of significant steps we believe will further reinforce National Penn’s financial strength, but which negatively affected earnings in the short-run.  National Penn’s Board and executive management remain committed to taking proactive and decisive actions to address the challenges that National Penn, like others in our industry, continues to face.  We believe our solid capital levels, the foundation of our financial strength, support these important strategies.”

He continued, “With $627 million in tangible common equity, National Penn exceeds regulatory guidelines used to measure capital strength of financial institutions.  Investor confidence in National Penn in the third quarter enabled us to raise $153 million in new common equity.   Prior to that, we raised another $72 million in common equity through our dividend reinvestment program.”  Moyer also noted as a result of the capital raise, the company has received notification from the U.S. Treasury that during the fourth quarter its outstanding TARP-related warrants have been reduced by 50%, or 735,294 warrants.

National Penn’s capital ratios at September 30, 2009 were as follows:
•	Tangible common equity to tangible assets -- 6.85%.
•	Total risk-based capital -- 13.72%, which is in excess of the regulatory well-capitalized minimum of 10%.
•	Tier 1 risk-based capital --12.46%, which is in excess of the regulatory well-capitalized minimum of 6%.
•	Tier 1 leverage ratio -- 9.00%, which is also in excess of the regulatory well-capitalized minimum of 5%.

From a regulatory capital standpoint, National Penn, and each of National Penn’s banking subsidiaries, National Penn Bank and Christiana Bank & Trust Company, all continue to exceed the ratios required to be “well capitalized” under guidelines imposed by financial institution regulators.

 National Penn’s Board of Directors approved a fourth quarter cash dividend of one cent per share, payable on November 17, 2009 to shareholders of record on November 8, 2009.  This compares to five cents per share paid in the third quarter 2009.  In assessing the declaration and payment of a fourth quarter dividend, the Board determined that preservation of capital is a prudent response to the continuing adverse credit cycle and weak economy.  Through this action, National Penn will retain approximately $20 million in common equity annually.  The Board will continue to evaluate the cash dividend on a quarterly basis going forward, considering all of the relevant factors at that time.

National Penn continues to focus on asset quality in the current economic environment.  The company increased its provision for loan losses for the third quarter to $52.0 million as compared to $37.5 million in the second quarter, resulting in an overall increase in the allowance for loan and lease losses to $125.5 million, which now represents 2.02% of loans, including loans held for sale, and 103.8% of non-performing assets.  Non-performing assets and loans past due 90 days declined to $120.9 million at September 30, 2009, compared to $124.3 million at June 30, 2009, representing 1.24% of total assets.

Scott V. Fainor, Chief Operating Officer of National Penn, commented, “The action we announced today regarding our plan to dispose of our CDO portfolio and increasing our quarterly loan loss provision are among the proactive steps we have taken to reduce problem assets and mitigate credit risk.  Our approach is consistent with industry trends, and with regulatory guidance and expectations.  While our third quarter financial results reflect the immediate impact of these actions, we believe this approach will enable National Penn to continue to weather challenging economic conditions and actively participate in an economic recovery.”

Core earnings of National Penn remain strong, as net interest margin increased during the third quarter 2009 to 3.31% from 3.19% in the second quarter 2009.  Fee income categories are continuing to perform well, and expenses remain well controlled despite significantly increased charges for FDIC insurance.  For the year-to-date in 2009, total loan outstandings are below year end 2008 by 1.8%.  Originations of loans to new and existing customers so far in 2009 total $1.0 billion.  However, growth in loan outstandings has been negated by faster repayments of loans from existing borrowers, sale of mortgage loans in the secondary market, refinancings and elevated levels of net loan charge-offs.  Deposit growth for the first nine months of 2009 was $408.8 million, or an 8.5% annualized increase, which continues to reflect management’s execution of its liability strategies and the confidence valued customers have in the overall strength of National Penn.
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# # #

About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with $9.7 billion in assets, is the fourth largest bank holding company based in Pennsylvania.  In addition, wealth assets under administration or management amount to $8.5 billion.

Headquartered in Boyertown, National Penn operates 127 offices. It has 124 community banking offices in Pennsylvania and one office in Maryland through National Penn Bank and its HomeTowne Heritage Bank, KNBT and Nittany Bank divisions. National Penn also has two offices in Delaware through its wholly-owned subsidiary Christiana Bank & Trust Company.

National Penn’s financial services affiliates consist of National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; National Penn Capital Advisors, Inc.; Vantage Investment Advisors, LLC; Institutional Advisors LLC; National Penn Leasing Company; National Penn Insurance Services Group, Inc., including its Higgins Insurance division; and Caruso Benefits Group, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at  www.nationalpennbancshares.com to see our regularly posted material information.

Statement Regarding Non-GAAP Financial Measures:

This release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”).  National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance.  One such measure, annualized return on average tangible equity, excludes the average balance of acquisition-related goodwill and intangibles in determining average tangible shareholders’ equity.  Banking and financial institution regulators also exclude goodwill and intangibles from shareholders’ equity when assessing the capital adequacy of a financial institution. The other such measure, core net income (or core earnings), excludes the effects of non-cash, after-tax unrealized gains and losses.  Management believes the presentation of these financial measures excluding the impact of the specified items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.  In the case of annualized return on average tangible equity, it provides a method to assess management’s success in utilizing the company’s tangible capital.  In the case of core net income (or core earnings), it provides a method to assess earnings performance excluding one-time items.  This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: increased capital requirements and other requirements or actions mandated by National Penn’s regulators, National Penn’s ability to raise capital and maintain capital levels, variations in interest rates, continued deterioration in the credit quality of certain loans, the effect of credit risk exposure, declines in the value of National Penn’s assets, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate, competition from other financial institutions, interruptions or breaches of National Penn’s security systems, and the development and maintenance of National Penn’s information technology. These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof, including the Form 8-K filed with the SEC on September 8, 2009. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

National Penn Bancshares, Inc.
Exchange Listing Nasdaq "NPBC"

FINANCIAL HIGHLIGHTS	Three Months Ended September 30,		Nine Months Ended September 30,
Dollars in thousands, except per share data	2009	2008	2009	2008
STATEMENTS OF CONDITION
Total assets			$9,740,310	$9,316,795
Investment securities			2,248,237	1,979,577
Loans and leases			6,199,684	6,207,621
Deposits			6,798,662	6,220,643
Short-term borrowings			635,911	859,415
Long-term borrowings			914,982	1,114,020
Shareholders' equity			1,360,106	1,046,013
Book value per share			10.82	13.09
Common Book value per share			9.67	13.09

EARNINGS
Total interest income	$105,240	$120,717	$316,835	$350,623
Total interest expense	40,042	53,769	132,131	160,983
Net interest income	65,198	66,948	184,704	189,640
Provision for loan and lease losses	52,000	6,876	107,025	13,997
Net interest income after provision
for loan and lease losses	13,198	60,072	77,679	175,643
Other income	(64,137)	16,850	(27,407)	68,962
Other expenses	52,152	54,087	171,497	156,827
Income before income taxes	(103,091)	22,835	(121,225)	87,778
Income taxes	(40,000)	3,607	(54,386)	19,743
Net income	$(63,091)	$19,228	$(66,839)	$68,035
Preferred dividends/accretion of preferred discount	(2,096)	-	(6,245)	0
Net Income Available to Common Shareholders	$(65,187)	$19,228	$(73,084)	$68,035

PERFORMANCE RATIOS
Net yield on earning assets	3.31%	3.52%	3.21%	3.52%
Return on average assets	-2.57%	0.83%	-0.93%	1.04%
Return on average shareholders' equity	-20.01%	7.29%	-7.39%	9.34%
Return on average tangible equity (1)	-37.82%	16.50%	-14.45%	20.62%

PER SHARE
Basic earnings available to common shareholders	$(0.65)	$0.24	$(0.81)	$0.91
Diluted earnings available to common shareholders	$(0.65)	$0.23	$(0.81)	$0.90
Dividends paid in cash	$0.0500	$0.1700	$0.2700	$0.5100
Average shares - basic	100,064,355	79,741,702	89,760,302	74,833,736
Average shares - diluted	100,064,355	80,495,907	89,760,302	75,470,534

(1) Reconciliation Tables for Non-GAAP Financial Measures

Return on average shareholders' equity	-20.01%	7.29%	-7.39%	9.34%
Effect of goodwill and intangibles	-17.81%	9.21%	-7.06%	11.28%
Return on average tangible equity	-37.82%	16.50%	-14.45%	20.62%
Average tangible equity excludes acquisition
related average goodwill and intangibles:
Average shareholders' equity	$1,250,619	$1,049,144	$1,209,042	$973,495
Average goodwill and intangibles	(588,842)	(585,544)	(590,736)	(532,771)
Average total tangible equity	$661,777	$463,600	$618,306	$440,724

Net Income available to common shareholders	$(65,187)	$19,228	$(73,084)	$68,035
After tax other than temporary impairment
charge on CDO investment	55,058	13,000	64,757	13,000
After tax (gain) loss on investment securities	561	(179)	2,046	(429)
After tax unrealized fair market value gain (loss) on
NPB Capital Trust II Preferred Securities	4,062	(4,967)	5,262	(3,569)
After tax insurance proceeds	(2,618)	-	(2,618)	-
After tax FDIC special assessment	-	-	3,006	-
Core net income	$(8,124)	$27,082	$(631)	$77,038

Earnings per share	$(0.65)	$0.23	$(0.81)	$0.90
After tax other than temporary impairment
charge on CDO investment	0.55	0.16	0.72	0.17
After tax (gain) loss on investment securities	0.01	(0.00)	0.02	(0.01)
After tax unrealized fair market value gain (loss) on
NPB Capital Trust II Preferred Securities	0.04	(0.06)	0.06	(0.05)
After tax insurance proceeds	(0.03)	-	(0.03)	-
After tax FDIC special assessment	-	-	0.03	-
Core earnings per share	$(0.08)	$0.33	$(0.01)	$1.01

Financial Update for NATL PENN BCSHS (NPBC) FOR 9/30/09

PAGE: 1 OF 5	AS OF	AS OF	AS OF	AS OF	AS OF
BALANCE SHEET - ASSETS ($000s)	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Cash & Cash Equivalents	$400,191	$348,371	$389,024	$195,830	$152,909
Held to Maturity Securities	612,214	653,184	299,645	326,090	391,725
Securities Available for Sale	1,636,023	1,504,155	1,614,393	1,593,799	1,587,852
Total Securities	2,248,237	2,157,339	1,914,038	1,919,889	1,979,577
Total Cash and Securities	2,648,428	2,505,710	2,303,062	2,115,719	2,132,486
Loans & Leases Held for Sale	9,279	23,326	17,806	3,605	5,317
Loans & Leases Held for Investment	6,190,405	6,283,523	6,347,246	6,312,269	6,189,567
Total Loans and Leases	6,199,684	6,306,849	6,365,052	6,315,874	6,194,884
Loan Loss Reserve	(125,490)	(98,313)	(86,273)	(84,006)	(83,696)
Premises and Equipment, net	113,712	114,635	116,885	119,924	119,705
Premises held for sale	812	812	812	3,768	3,890
Bank Owned Life Insurance	197,132	196,001	194,883	193,811	192,594
Goodwill	555,789	555,964	556,031	558,252	546,270
Other Intangibles	32,854	33,654	35,557	37,496	38,768
Total Intangible Assets	588,643	589,618	591,588	595,748	585,038
Unconsolidated Investments Under the Equity Method	11,718	13,279	12,966	11,874	11,470
ORE and Repossessed Assets	826	1,359	1,862	1,552	1,624
Other Assets	104,845	127,963	132,205	129,167	158,800
Total Assets	$9,740,310	$9,757,913	$9,633,042	$9,403,431	$9,316,795

BALANCE SHEET - LIABILITIES ($000s)
Interest-bearing Deposits	$6,080,203	$6,070,056	$5,929,420	$5,596,617	$5,437,824
Noninterest-bearing Deposits	$718,459	$741,598	$730,814	$793,269	$782,819
Borrowings	1,414,817	1,525,578	1,584,684	1,607,290	1,838,928
Subordinated Debt (Trust Preferred Securities)	136,076	129,827	129,877	127,980	134,507
Other Liabilities	30,649	74,231	82,145	98,280	76,704
Total Liabilities	$8,380,204	$8,541,290	$8,456,940	$8,223,436	$8,270,782

BALANCE SHEET - EQUITY ($000s)
Preferred Stock	$144,738	$144,517	$144,297	$144,076	$-
Common Stock	1,227,032	1,072,921	1,019,548	1,003,110	980,894
Retained (Deficit) Earnings	(16,908)	52,143	65,765	65,194	115,291
Accumulated Other Comprehensive loss	$5,244	$(52,958)	$(53,508)	$(32,385)	$(50,172)
Treasury Stock	-	-	-	-	-
Total Shareholders Equity	$1,360,106	$1,216,623	$1,176,102	$1,179,995	$1,046,013

MEMO ITEMS
Held to Maturity Securities (Fair Value)	$635,398	$618,282	$271,423	$284,608	$305,164
Common Book Value Per Share	$9.67	$11.23	$12.43	$12.83	$13.09
Total Book Value Per Share	$10.82	$12.74	$14.17	$14.62	$-
Tangible Common Book Value Per Share	$4.99	$5.05	$5.30	$5.45	$5.77
Tangible Total Book Value Per Share	$6.14	$6.57	$7.04	$7.24	$-
EOP Common Shares Outstanding (excluding Treasury shares)	125,658,738	95,507,091	83,005,701	80,731,751	79,886,282
Treasury Shares Held By Company	-	-	-	-	-
Common Stock Dividends (total $ in period)	$4,085	$4,199	$13,800	$13,805	$13,541
Dividends per Common Share	$0.0500	$0.0500	$0.1700	$0.1725	$0.1700
Number of Shares to be Repurchased in Plans	-	-	-	-	-
Number of Shares Repurchased During Period	-	-	-	-	-
Average Price of Repurchased Shares	$-	$-	$-	$-	$-

Financial Update for NATL PENN BCSHS (NPBC) FOR 9/30/09
PAGE: 2 OF 5
	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	TO DATE	TO DATE
INCOME STATEMENT ($000s)	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	9/30/2009	9/30/2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Interest Income	$105,240	$105,644	$105,951	$115,613	$120,717	$316,835	$350,623
Interest Expense	40,042	44,768	47,321	52,515	53,769	132,131	160,983
Net Interest Income	65,198	60,876	58,630	63,098	66,948	184,704	189,640
Provision for Loan and Lease Losses	52,000	37,500	17,525	18,500	6,876	107,025	13,997
Net Interest Income after Provision for Loan and Lease Losses	13,198	23,376	41,105	44,598	60,072	77,679	175,643
Wealth Management Income	7,670	7,232	6,615	7,543	8,239	21,517	24,362
Service Charges on Deposits	6,247	6,071	5,800	6,685	6,880	18,118	18,465
Cash Management and Electronic Banking Fees	4,041	3,995	3,648	3,826	3,917	11,684	10,560
Mortgage Banking Income	1,884	2,834	2,420	856	882	7,138	2,451
Insurance Commissions and Fees	3,771	4,016	3,957	3,691	3,913	11,744	11,687
Bank Owned Life Insurance Income	1,131	1,275	1,072	1,217	1,702	3,478	5,124
Equity in Unconsolidated Investments	(525)	314	1,091	1,550	1,574	880	2,996
Net gains (losses) from Fair Value changes	(6,249)	51	(1,898)	6,527	7,641	(8,096)	5,490
Net gains (losses)on Investment Securities	(863)	-	(2,284)	12	276	(3,147)	660
Total Impairment Losses on Investment Securities	(84,704)	(14,347)	(26,595)	n/a	n/a	(125,646)	n/a
Non credit-related impairment on securities no expected to be sold	-	7,211	18,810	n/a	n/a	26,021	n/a
Net Impairment losses on investment securities	(84,704)	(7,136)	(7,785)	(79,496)	(20,000)	(99,625)	(20,000)
Other Non-Interest Income	3,460	2,863	2,579	1,385	1,826	8,902	7,167
Total Non-Interest Income (Loss)	(64,137)	21,515	15,215	(46,204)	16,850	(27,407)	68,962
Salaries, Wages and Employee Benefits	30,505	32,249	32,017	30,807	31,998	94,771	92,525
Net Premises and Equipment Expense	8,104	7,335	8,598	7,108	8,416	24,037	25,442
Amortization of Intangibles	1,899	1,903	1,940	1,996	1,981	5,742	5,527
Other Non-Interest Expense	15,672	16,540	14,138	15,293	11,692	46,350	33,333
FDIC Insurance special assessment	-	4,625	-	-	-	4,625	-
Fraud Expense (Recovery)	(4,028)	-	-	4,500	-	(4,028)	-
Total Non-Interest Expense	52,152	62,652	56,693	59,704	54,087	171,497	156,827
Net Income (Loss) Before Taxes	(103,091)	(17,761)	(373)	(61,310)	22,835	(121,225)	87,778
Income Tax (Benefit) Expense	(40,000)	(10,213)	(4,173)	(25,546)	3,607	(54,386)	19,743
Net Income (Loss)	(63,091)	(7,548)	3,800	(35,764)	19,228	(66,839)	68,035
Preferred dividends/accretion of preferred discount	(2,096)	(2,095)	(2,054)	(417)	-	(6,245)	-
Net Income (Loss) available to Common Shareholders	$(65,187)	$(9,643)	$1,746	$(36,181)	$19,228	$(73,084)	$68,035

Net Interest Income (FTE)	$70,827	$66,573	$64,426	$68,952	$72,532	$201,826	$204,707

EARNINGS PER SHARE:

Basic earnings (loss)	$(0.63)	$(0.09)	$0.05	$(0.45)	$0.24	$(0.74)	$0.91
Basic earnings (loss) available to common shareholders	$(0.65)	$(0.11)	$0.02	$(0.45)	$0.24	$(0.81)	$0.91
Diluted earnings (loss)	$(0.63)	$(0.09)	$0.05	$(0.45)	$0.23	$(0.74)	$0.90
Diluted earnings (loss) available to common shareholders	$(0.65)	$(0.11)	$0.02	$(0.45)	$0.23	$(0.81)	$0.90
Average Shares Basic	100,064,355	87,415,723	81,497,806	79,341,618	79,741,702	89,760,302	74,833,736
Average Shares Diluted	100,064,355	87,415,723	81,891,272	79,341,618	80,495,907	89,760,302	75,470,534

SUPPLEMENTAL DATA ($000s)
Return on Avg. Assets (annualized)	-2.57%	-0.31%	0.16%	-1.53%	0.83%	-0.93%	1.04%
Return on Avg.Total Equity (annualized)	-20.01%	-2.52%	1.31%	-13.20%	7.29%	-7.39%	9.34%
Return on Avg. Common Equity (annualized)	-22.63%	-2.87%	1.49%	-13.61%	7.29%	-8.40%	9.34%
Return on Avg. Total Tangible Equity (annualized)	-37.82%	-4.97%	2.64%	-28.83%	16.50%	-14.45%	20.62%
Return on Avg. Common Tangible Equity (annualized)	-48.40%	-6.52%	3.51%	-30.86%	16.50%	-18.86%	20.62%

Reconciliation Table for Non-GAAP Financial Measures
Return on average total shareholders' equity	-20.01%	-2.52%	1.31%	-13.20%	7.29%	-7.39%	9.34%
Effect of goodwill and intangibles	-17.81%	-2.45%	1.33%	-15.62%	9.21%	-7.06%	11.28%
Return on average total tangible equity	-37.82%	-4.97%	2.64%	-28.83%	16.50%	-14.45%	20.62%
Average total tangible equity excludes acquisition related average goodwill and intangibles:
Average total shareholders' equity	$1,250,619	$1,199,198	$1,176,494	$1,077,773	$1,049,144	$1,209,042	$973,495
Average goodwill and intangibles	(588,842)	(590,593)	(592,816)	(584,221)	(585,544)	(590,736)	(532,771)
Average total tangible equity	$661,777	$608,605	$583,678	$493,552	$463,600	$618,306	$440,724

Return on average common shareholders' equity	-22.63%	-2.87%	1.49%	-13.61%	-	-8.40%	-
Effect of goodwill and intangibles	-25.77%	-3.65%	2.02%	-17.25%	-	-10.46%	-
Return on average common tangible equity	-48.40%	-6.52%	3.51%	-30.86%	-	-18.86%	-
Average common tangible equity excludes acquisition related average goodwill and intangibles:
Average common shareholders' equity	$1,105,988	$1,054,790	$1,031,883	$1,045,212	-	$1,064,492	-
Average goodwill and intangibles	(588,842)	(590,593)	(592,816)	(584,221)	-	(590,736)	-
Average common tangible equity	$517,146	$464,197	$439,067	$460,991	-	$473,756	-

Financial Update for NATL PENN BCSHS (NPBC) FOR 9/30/09
PAGE: 3 of 5
	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	TO DATE	TO DATE
CHARGEOFFS ($000s)	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	9/30/2009	9/30/2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Loan Chargeoffs	$29,202	$27,759	$16,044	$18,946	$7,097	$73,005	$14,606
Recoveries on Loans	(4,379)	(2,299)	(786)	(756)	(2,276)	(7,464)	(3,524)
Net Loan Chargeoffs	$24,823	$25,460	$15,258	$18,190	$4,821	$65,541	$11,082
Net Loan Chargeoffs to Average Loans (non-annualized)	0.40%	0.40%	0.24%	0.29%	0.08%	1.03%	0.19%

NET CHARGE OFF ASSETS-DETAIL
Commercial, Financial and Agricultural	$(11,819)	$(14,791)	$(6,597)	$(10,901)
Real Estate-Permanent	(2,485)	(3,029)	6	(378)
Real Estate-Construction	(7,835)	(5,038)	(1,234)	(4,103)
Leases	19	(274)	(88)	-
Residential Mortgages	(860)	(978)	(565)	(1,534)
Consumer	(1,688)	(1,235)	(6,633)	(1,048)
Overdraft	(155)	(115)	(147)	(226)
Net Loans Charged-off	$(24,823)	$(25,460)	$(15,258)	$(18,190)

	AS OF	AS OF	AS OF	AS OF	AS OF
ASSET QUALITY AND OTHER DATA ($000s)	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Nonaccrual Loans	$116,418	$119,615	$59,871	$31,972	$25,562
Renegotiated Loans	589	603	614	623	628
Other Real Estate Owned & Repossessed Assets	826	1,359	1,862	1,552	1,623
Total Non-performing Assets	$117,833	$121,577	$62,347	$34,147	$27,813
Loans 90+ Days Past Due & Still Accruing	3,113	2,763	2,659	2,991	2,551
Non-performing + Loans 90 Days Past Due	$120,946	$124,340	$65,006	$37,138	$30,364
Allowance for Loan and Lease Losses	$125,490	$98,313	$86,273	$84,006	$83,696
Coverage Ratio	103.8%	79.1%	132.7%	226.2%	275.6%
Classified Loans	$483,163	$375,842	$263,332	$196,349	$167,049
Classified Loans to Total Loans	7.79%	5.96%	4.14%	3.11%	2.70%

NON PERFORMING ASSETS-DETAIL
Commercial, Financial and Agricultural	$42,226	$38,416	$26,479	$11,657
Real Estate-Permanent	15,255	10,332	2,327	1,730
Real Estate-Construction	43,497	56,567	18,357	10,884
Leases	461	445	789	600
Residential Mortgages	8,934	7,543	6,155	3,950
Consumer	6,796	7,624	7,402	4,557
Loans Past Due 90+Days	3,113	2,763	2,659	2,991
Total Other Repossessed Assets	664	650	838	769
Total Non-performing Assets + Loans 90 Days Past Due	$120,946	$124,340	$65,006	$37,138

	AS OF	AS OF	AS OF	AS OF	AS OF
REGULATORY CAPITAL DATA ($000s)	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Tier 1 Capital	$827,685	$809,600	$764,426	$741,622	$644,185
Tier 1 Ratio (%)	12.46%	11.31%	10.44%	10.65%	9.34%
Total Capital (Tier 1 + Tier 2)	$911,234	$899,239	$854,019	$825,628	$728,068
Total Capital Ratio (%)	13.72%	12.56%	11.61%	11.85%	10.56%
Total Risk-Adjusted Assets	$6,642,041	$7,160,809	$7,324,455	$6,965,197	$6,897,519
Tier 1 Leverage Ratio	9.00%	8.80%	8.62%	8.50%	7.43%
Tangible Common Equity to Tangible Assets	6.85%	5.26%	4.87%	5.00%	5.28%
Tangible Equity to Tangible Assets Ratio	8.43%	6.84%	6.46%	6.84%	5.28%

Financial Update for NATL PENN BCSHS (NPBC) FOR 9/30/09
PAGE: 4 of 5
	AS OF	AS OF	AS OF	AS OF	AS OF
PERIOD END BALANCES:	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Earning Assets / Liabilities
Loan Breakdown: (Regulatory)
Commercial/Industrial	$1,098,501	$1,139,020	$1,182,486	$1,192,357	$1,148,744
Commercial Real Estate	1,787,829	1,845,085	1,840,278	1,808,017	1,718,769
Residential Mortgage (including multi-family)	1,443,030	1,481,807	1,515,548	1,526,276	1,530,419
Real Estate Construction and Land Development	637,231	626,816	617,853	588,458	582,370
Home Equity (revolving and 2nd lien)	804,415	800,122	800,304	791,975	782,061
Consumer (Loans to Individuals)	254,909	244,048	235,228	228,438	229,309
Other Loans	173,769	169,951	173,355	180,353	203,212
Total Loans (net of unearned)	6,199,684	6,306,849	6,365,052	6,315,874	6,194,884
Investment Securities	2,248,237	2,157,339	1,914,039	1,919,889	1,979,578
Other Earning Assets	44,511	25,630	39,622	38,946	63,117
Total Earning Assets (net of loan loss reserve)	$8,366,942	$8,391,505	$8,232,440	$8,190,703	$8,178,346

Deposit Breakdown:
Savings	$395,965	$393,163	$382,705	$362,709	$370,396
NOW Accounts	1,221,170	1,127,352	967,221	1,010,532	899,281
Money Market Accounts	1,700,338	1,666,807	1,719,492	1,591,131	1,640,901
CDs $100m or less	1,630,528	1,709,667	1,730,061	1,760,030	1,673,683
CDs greater than $100m	1,132,202	1,173,067	1,129,941	872,216	853,560
Total Int. Bearing Deposits	6,080,203	6,070,056	5,929,420	5,596,618	5,437,821
Short-Term Borrowings	635,911	683,409	653,805	651,307	859,415
Long-Term Debt	914,982	971,996	1,060,756	1,083,963	1,114,020
Total Int. Bearing Liabilities	$7,631,096	$7,725,461	$7,643,981	$7,331,888	$7,411,256

Loan Breakdown: (Internal)
Commercial Real Estate
Non Owner Occupied
- Permanent	$836,718	$846,291	$782,840	$770,663	$767,218
- Construction / Development	443,775	481,965	494,224	453,462	447,550
Commercial & Industrial
Business Purpose, Real Estate secured	1,046,236	1,041,668	1,112,769	1,140,578	929,398
Business Purpose, not secured by Real Estate	1,202,023	1,240,604	1,292,103	1,291,629	1,381,315
Owner Occupied Commercial Real Estate
- Permanent	595,849	609,192	582,611	553,720	548,969
- Construction / Development	53,976	58,453	46,036	40,952	44,013
Leasing	18,351	18,442	19,205	20,246	20,512
Residential Mortgage (personal purpose)
Perm	839,459	868,149	891,142	907,125	914,465
Construction	14,037	14,305	17,583	19,073	17,600
Retail
Home Equity Loans and Direct Installment loans	510,178	531,757	565,284	606,625	623,361
Home Equity Lines of Credit	280,813	262,521	239,794	212,468	177,514
Private Banking Credit Lines	172,113	166,542	157,734	159,774	174,194
Indirect Vehicle loans	144,158	138,017	130,279	125,276	124,712
Other	41,998	28,944	33,448	14,283	24,064
Total Loans	$6,199,684	$6,306,849	$6,365,052	$6,315,874	$6,194,884

Financial Update for NATL PENN BCSHS (NPBC) FOR 9/30/09

BALANCE AND YIELD/COST ANALYSIS:	AS OF		AS OF		AS OF		AS OF		AS OF		YTD		YTD
	9/30/2009		6/30/2009		3/31/2009		12/31/2008		9/30/2008		9/30/2009		9/30/2008
	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	YTD Avg Bal	Yield	YTD Avg Bal	Yield

Total Loans (net of unearned)	$6,280,351	5.38%	$6,365,343	5.39%	$6,366,859	5.47%	$6,267,958	6.10%	$6,159,589	6.33%	$6,337,201	5.41%	$5,829,145	6.54%
Investment Securities	2,167,261	4.72%	1,972,633	5.24%	1,946,768	5.39%	1,953,569	5.16%	2,000,340	5.61%	2,029,770	5.10%	1,908,169	5.59%
Other Earning Assets	37,686	0.22%	35,612	0.26%	36,666	0.24%	26,811	0.83%	26,058	1.04%	36,622	0.24%	24,345	3.16%

Total Earning Assets	8,485,298	5.18%	8,373,588	5.33%	8,350,293	5.43%	8,248,338	5.86%	8,185,987	6.14%	8,403,593	5.31%	7,761,659	6.29%
Total Earning Assets (net of loan loss reserve)	8,376,718	5.25%	8,280,428	5.39%	8,261,145	5.49%	8,163,407	5.92%	8,102,336	6.20%	8,306,595	5.38%	7,682,250	6.36%
Total Assets	9,724,872	4.52%	9,790,331	4.56%	9,461,229	4.79%	9,312,607	5.19%	9,258,341	5.43%	9,659,694	4.62%	8,728,004	5.60%

Savings	396,626	0.28%	387,596	0.27%	370,302	0.35%	365,925	0.47%	385,964	0.53%	384,938	0.30%	360,929	0.59%
NOW Accounts	1,162,730	0.58%	1,110,985	0.82%	973,386	0.83%	973,959	1.18%	883,993	1.09%	1,083,061	0.74%	875,290	1.35%
Money Market Accounts	1,695,479	1.10%	1,708,680	1.25%	1,672,706	1.63%	1,592,120	2.14%	1,688,004	2.29%	1,692,372	1.32%	1,583,864	2.44%
Certificates	2,822,447	2.72%	2,935,996	3.08%	2,722,419	3.37%	2,594,983	3.50%	2,449,391	3.75%	2,827,321	3.05%	2,291,054	4.01%

Total Int. Bearing Deposits	6,077,282	1.70%	6,143,257	1.98%	5,738,813	2.24%	5,526,987	2.50%	5,407,352	2.63%	5,987,692	1.97%	5,111,137	2.83%

Non-Interest Bearing Deposits	737,745		736,155		709,490		762,598		758,990		727,708		720,580
Total Deposits	6,815,027	1.52%	6,879,412	1.77%	6,448,303	1.99%	6,289,585	2.20%	6,166,342	2.31%	6,715,400	1.75%	5,831,717	2.48%

Short-Term Borrowings	644,753	1.83%	634,077	1.92%	670,436	2.19%	766,184	2.68%	774,760	2.67%	649,644	1.98%	713,452	2.96%
Long-Term Borrowings	946,017	4.62%	995,619	4.58%	1,072,044	4.56%	1,105,217	4.53%	1,165,047	4.37%	1,004,098	4.58%	1,121,623	4.41%
Total Int. Bearing Liabilities (incl. non-int bearing deposits)	8,405,797	1.89%	8,509,108	2.11%	8,190,783	2.34%	8,160,986	2.56%	8,106,149	2.64%	8,369,142	2.11%	7,666,792	2.80%
Total Int. Bearing Liabilities	7,668,052	2.07%	7,772,953	2.31%	7,481,293	2.57%	7,398,388	2.82%	7,347,159	2.91%	7,641,434	2.31%	6,946,212	3.10%

Net Yield on Earning Assets (net of loan loss reserve): (Margin)		3.35%		3.22%		3.16%		3.36%		3.56%		3.25%		3.56%
Net Yield on Earning Assets: (Margin)		3.31%		3.19%		3.13%		3.33%		3.52%		3.21%		3.52%

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

State Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

PA
Total Number of Banking Offices	124		124		124		124		124
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	1		1		1		1		1
Total Number of ATMs	136		138		138		138		142

MD
Total Number of Banking Offices	1		1		1		1		1
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	0		0		0		0		0
Total Number of ATMs	1		1		1		1		1

DE
Total Number of Banking Offices	2		2		2		2		2
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	1		1		1		1		1
Total Number of ATMs	2		2		2		2		2

TOTAL
Total Number of Banking Offices	127		127		127		127		127
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	2		2		2		2		2
Total Number of ATMs	139		141		141		141		145

EOP Employees (Full Time Equivalent)	1,779		1,825		1,785		1,780		1,768

Wealth Assets:
Assets under administration	8,471,813		8,133,044		7,851,843		7,912,771		8,315,474
Assets under management (included above)	2,549,386		2,426,525		2,280,512		2,414,271		2,663,259